Exhibit 99.1
Contact: Lewis Goldberg / Todd Fromer
KCSA Worldwide
212.896.1216 / 212.896.1215
lgoldberg@kcsa.com / tfromer@kcsa.com
PFSweb and eCOST.com Sign Letter of Intent to Merge
PFSweb to Expand Product Distribution Platform and Provide Logistics and Fulfillment For
eCOST.com On-Line Retail Sales
Combined Revenue For Trailing Twelve Months Ended September 30, 2005 Totals $528
Million
Plano, Texas and Torrance, Calif., November 10, 2005 — PFSweb, Inc. (Nasdaq: PFSW), a global provider of integrated business process outsourcing (BPO) solutions, and eCOST.com (Nasdaq: ECST), a leading online discount retailer, announced today they have entered into a non-binding Letter Of Intent (LOI) for the merger of PFSweb and eCOST.com.
Under the terms of the proposed merger, PFSweb will issue to eCOST.com shareholders one PFSweb common share for each outstanding share of eCOST.com in a tax-free, share-for-share transaction. As a result, eCOST.com will become a wholly owned subsidiary of PFSweb. For the trailing twelve months ended September 30, 2005, eCOST.com reported revenue of $192.4 million. PFSweb and eCOST.com’s combined revenue for the trailing twelve months ended September 30, 2005 is $528 million. The transaction is subject to due diligence, the execution of a definitive agreement, the approval of the respective Boards of Directors and shareholders of each company and other customary conditions.
PFSweb, known as “the brand behind the brand,” currently warehouses, manages and fulfills more than $1.6 billion annually in merchandise and transactions for its clients from distribution facilities located worldwide. eCOST.com is a multi-category online discount retailer of new, closeout and refurbished products, offering more than 100,000 brand-name products including computer hardware and software, home electronics, digital imaging, jewelry, housewares, DVDs, video games, and more, from leading manufacturers such as Apple, Canon, Sony, HP, Nikon, Onkyo, and Toshiba. eCOST.com markets to both consumer and business customers through its Every Day Low Price platform and proprietary Bargain Countdown platform.

Mark Layton, CEO of PFSweb, said, “The proposed merger with eCOST is incredibly exciting for both companies. We believe eCOST’s access to PFSweb’s solid financial platform and world-class technology, distribution and customer service capabilities provides eCOST with an opportunity to reduce costs, streamline operations and increase revenue in the high growth online retail industry segment, including access to international markets in Canada and Europe. The combination of eCOST’s 1.3 million total customers, broad product offering, merchandising and direct marketing expertise with PFSweb’s advanced distribution and fulfillment engine and IT capabilities will bring together the core strengths of both organizations.”
According to Jupiter Research, “in 2005, online retail sales are estimated to reach $79 billion, a 20% increase over 2004 and retail spending is forecasted to grow at a double-digit compound annual growth rate of 15 percent through 2009 when it is expected to reach $130 billion.”
Cindy Almond, VP of Client Services at PFSweb stated, “We believe PFSweb’s more than ten years of experience in designing, implementing and operating business process outsourced solutions has helped us to integrate new clients and businesses effectively and efficiently into our infrastructure. We have developed a proven methodology of careful planning, diligence and integration, supported by experienced and talented project management and implementation resources. Given our experience and the complementary nature of our respective businesses, we expect a smooth integration of eCOST’s distribution and fulfillment systems requirements.”
Layton added, “Today’s announcement provides an opportunity for strong revenue and profitability growth for our products division. We are also strongly committed to continuing our efforts to expand our services division revenue. Collectively, we believe that the revenue and profitability growth potential of both divisions makes for a well rounded business model.”
Adam Shaffer, CEO of eCOST.com, said, “We are pleased to announce our Letter of Intent to merge with PFSweb. Our position as a leading web commerce provider with an extensive product portfolio and strong customer base combined with PFSweb’s technology and distribution infrastructure provides long-term growth opportunities for both companies. We look forward to working closely with PFSweb and completing this transaction in a timely fashion.”
About eCOST.com, Inc.
 eCOST.com is a leading multi-category online discount retailer of high-quality new, “close-out” and refurbished brand-name merchandise for consumers and small business buyers. eCOST.com markets over 100,000 different products from leading manufacturers such as Apple, Canon, Citizen, Denon, HP, Nikon, Onkyo, Seiko, Sony, and Toshiba primarily over the Internet (http://www.ecost.com) and through direct marketing. Prior to April 11, 2005, eCOST.com was a subsidiary of PC Mall, Inc.
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include eCOST.com’s expectations, hopes or intentions regarding the future, including but not limited to statements regarding business and financial trends and eCOST.com’s expectations regarding profitability, eCOST’s intention to merge with PFSweb and the expected benefits of such a merger. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those discussed in any such statement. Among the factors that could cause actual results to differ materially are the following: reliance on PC Mall’s maintenance of eCOST.com’s systems; eCOST.com’s ability to maintain existing and build new vendor and supplier relationships; ability to obtain favorable product pricing and vendor consideration; product availability; outages of eCOST.com’s systems and website; ability to attract customers on cost-effective terms; risks due to shifts in market demand and the economic climate and, with respect to the proposed merger, the inability of eCOST.com and PFSweb to, among other things, obtain approval from their respective boards of directors and shareholders for the transaction, reach agreement on definitive terms for, and subsequently close, the transaction, and, assuming the merger is consummated, the inability of the companies to successfully integrate their business to achieve the anticipated benefits of the transaction. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of eCOST.com’s Annual Report on Form 10-K/A for the year ended December 31, 2004 filed with the Securities and Exchange Commission and in its other periodic reports filed from time to time with the Commission. All forward-looking statements in this document are made as of the date hereof, based on information available to eCOST.com as of the date hereof, and eCOST.com assumes no obligation to update any forward-looking statement.
About PFSweb, Inc.
PFSweb develops and deploys integrated business infrastructure solutions and fulfillment services for Fortune 1000, Global 2000 and brand name companies, including third party logistics, call center support and e-commerce services. The company serves a multitude of industries and company types, including such clients as Adaptec (Nasdaq:ADPT), CHiA’SSO, FLAVIA® Beverage Systems, Hewlett-Packard (NYSE:HPQ), International Business Machines (NYSE:IBM), Nokia (NYSE:NOK), Pfizer, Inc. (NYSE:PFE), Raytheon Aircraft Company, Rene Furterer USA, Roots, Inc., Smithsonian Institution and Xerox (NYSE:XRX).
To find out more about PFSweb, Inc. (NASDAQ: PFSW), visit our website at www.pfsweb.com.
The matters discussed in this news release (except for historical information) and, in particular, information regarding the merger, estimates, future revenue, earnings and business plans and goals, consist of forward-looking information under the Private Securities Litigation Reform Act of 1995 and are subject to and involve risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These risks and uncertainties include, but are not limited to, PFSweb’s ability to retain and expand relationships with existing clients and attract new clients; PFSweb’s dependence upon its agreements with IBM; PFSweb’s reliance on the fees generated by the transaction volume or product sales of its clients; PFSweb’s reliance on its clients’ projections or transaction volume or product sales; PFSweb’s client mix and the seasonality of their business; PFSweb’s ability to finalize pending contracts; the impact of new accounting standards and rules regarding revenue recognition, stock options, and other matters; changes in accounting rules or current interpretation of those rules; the impact of strategic alliances and acquisitions; trends in the market for PFSweb’s services; trends in e-commerce; whether PFSweb can continue and manage growth; changes in the trend toward outsourcing; increased competition; PFSweb’s ability to generate more revenue and achieve sustainable profitability; effects of changes in profit margins; the customer concentration of PFSweb’s business; the unknown effects of possible system failures and rapid changes in technology; trends in government regulation both foreign and domestic; foreign currency risks and other risks of operating in foreign countries; potential litigation involving our e-commerce intellectual property rights; PFSweb’s dependency on key personnel; PFSweb’s ability to raise additional capital or obtain additional financing; PFSweb’s relationship with and its guarantees of the working capital indebtedness of its subsidiary, Supplies Distributors; PFSweb’s ability or the ability of its subsidiaries to borrow under current financing arrangements and maintain compliance with debt covenants; whether outstanding PFSweb warrants issued in a prior private placement will be exercised in the future and, with respect to the proposed merger, the inability of eCOST.com and PFSweb to reach agreement on definitive terms for, and substantially close, the transaction, and the ability of the companies to successfully integrate their business to achieve the anticipated benefits of the transaction. A description of these factors, as well as other factors, which could affect PFSweb’s business, is set forth in PFSweb’s Form 10-K for the year ended December 31, 2004.
In addition, some forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Therefore, actual outcomes and results may differ materially from what is expected or forecasted in such forward-looking statements. We undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future. There may be additional risks that we do not currently view as material or that are not presently known.
WHERE YOU CAN FIND ADDITIONAL INFORMATION:
In connection with each company’s solicitation of proxies with respect to any meeting of its stockholders that may be called with respect to the prospective merger, each company will file with the Securities and Exchange Commission (the “SEC”), and will furnish to its stockholders, a proxy statement. Stockholders of each company are advised to read any proxy statement when it is finalized and distributed to stockholders because it will contain important information. Stockholders will be able to obtain a free-of-charge copy of any proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. Stockholders will also be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to either (i) PFSweb, Inc., 500 North Central Expressway, Suite 500, Plano, Texas 75074 Attention: Corporate Secretary, Telephone: (972) 881-2900, or from PFSweb’s website, www.pfsweb.com or (ii) eCOST.com, Inc., 2555 West 190th Street, Suite 106, Torrance CA 90504 Attention: Corporate Secretary, Telephone: (310) 225-5025, or from eCOST.com’s website, www.ecost.com.
Each company and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from such company’s stockholders in favor of the prospective merger. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in any proxy statement that is filed with the SEC. Information regarding certain of these persons and their beneficial ownership of the common stock of either company is also set forth in the Schedule 14A filed by eCOST.com on May 27, 2005 with the SEC, and the Schedule 14A filed by PFSweb on April 28, 2005 with the SEC.
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